                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

         / /      Preliminary Proxy Statement

         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

         / /      Definitive Proxy Statement

         / /      Definitive Additional Materials

         /X/      Soliciting Material Under Rule 14a-12

                        SUNSET FINANCIAL RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                      WESTERN INVESTMENT HEDGED PARTNERS LP
                             WESTERN INVESTMENT LLC
                  WESTERN INVESTMENT INSTITUTIONAL PARTNERS LLC
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                                ARTHUR D. LIPSON
                                MATTHEW S. CROUSE
                               JAMES S. SCHALLHEIM
                                 D. JAMES DARAS
                               MARSHALL W. COBURN
                                GERALD HELLERMAN
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     / /  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

         Western Investment Hedged Partners LP ("WIHP"), together with the other participants  named herein,  is filing materials  contained in this Schedule 14A with the Securities  and Exchange  Commission  (the "SEC") in connection  with a preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit  votes  against  proposals  related  to a proposed  merger involving Sunset Financial Resources,  Inc. (the "Company") and Alesco Financial
Trust to be submitted to a vote of the  stockholders of the Company at a special meeting to be called by the Company  (the  "Special  Meeting").  WIHP expects to prepare and file a definitive  proxy  statement in  connection  with the Special
Meeting.

         On July 6, 2006, WIHP issued the following press release:

            WESTERN INVESTMENT FILES PROXY STATEMENT OPPOSING SUNSET
          FINANCIAL RESOURCES, INC. MERGER WITH ALESCO FINANCIAL TRUST

           CALLS ON SUNSET TO HOLD ITS ANNUAL MEETING OF STOCKHOLDERS

         Salt Lake City,  UT,  July 6, 2006 - A group led by Western  Investment
Hedged Partners LP has filed a preliminary  proxy statement in opposition to the proposed merger of Sunset  Financial  Resources,  Inc.  (NYSE:  SFO) with Alesco
Financial   Trust.  The  Western  group  will  solicit  the  votes  of  Sunset's stockholders against the proposed merger.  Sunset and Alesco announced that they had signed a merger agreement on April 27, 2006.

         The Western group,  which owns  1,022,300,  or  approximately  9.7%, of
Sunset's  outstanding  shares,  also  announced  that  it  intends  to  nominate directors  for election to the Sunset Board at Sunset's  2006 annual  meeting of stockholders.

         As more fully described in its preliminary proxy materials, the Western group  believes that the Alesco merger should be rejected  because,  among other things, the Western group believes:

         o        The  proposed  exchange  ratio of 1.26 Sunset  shares for each
                  Alesco  share  is  highly  dilutive  and  unfair  to  Sunset's stockholders.

         o        Sunset has potentially  more favorable  alternatives  than the proposed merger, including remaining a standalone company.

         o        The estimated  transaction costs in the merger  transaction of approximately $9 million are excessive.

         o        The  proposed  merger  represents  a  fundamental   change  in
                  investment   strategy   that   has  not  been   justified   to
                  stockholders.  We believe  this change in strategy  and merger involve substantial credit and other risks, and that it is the
                  wrong  time  in  the   business   cycle  to  be  taking  these
                  significant risks.

         Speaking on behalf of the Western  group,  Art Lipson said, "We believe that the proposed merger is not in the best interests of Sunset's  stockholders.
We have confidence in Sunset, and believe the right management and board will be able to maximize value for all of Sunset's  stockholders.  We intend to nominate
directors  for  election  to  the  Sunset   Board,   which  will  give  Sunset's
stockholders the opportunity to elect a new, highly qualified board of directors whose  interests  are  aligned  with  stockholders  and  who  are  committed  to maximizing  stockholder  value.  We call  upon  Sunset  to hold its 2006  annual meeting of stockholders, which we believe is long overdue, concurrently with the special  meeting  currently  planned to vote upon the merger  proposals,  and to permit the election of directors at that meeting."

         The Western group urges all Sunset  stockholders  to demonstrate  their opposition  to the  proposed  merger by promptly  voting the GREEN proxy card as soon as it becomes available.

         The Western  group has retained  Innisfree M&A  Incorporated  to assist
with  the   solicitation  of  proxies.   Stockholders  can  call  Innisfree  M&A
Incorporated  toll-free at (888) 750-5834 with questions or assistance in voting their shares.

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

On June 30, 2006, Western Investment Hedged Partners LP, together with the other
Participants (as defined below),  made a preliminary  filing with the Securities and Exchange  Commission (the "SEC") of a proxy statement and accompanying proxy card to be used to solicit votes against  proposals related to a proposed merger involving Sunset Financial Resources,  Inc. (the "Company") and Alesco Financial
Trust to be submitted to a vote of the  stockholders of the Company at a special meeting of stockholders to be called by the Company (the "Special Meeting"). The
Western  group  expects to prepare  and file a  definitive  proxy  statement  in connection with the Special Meeting.

THE WESTERN GROUP STRONGLY  ADVISES ALL  STOCKHOLDERS OF THE COMPANY TO READ THE
PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE  BECAUSE THEY
CONTAIN IMPORTANT  INFORMATION.  SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE
ON THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN ADDITION,  THE PARTICIPANTS IN
THE  SOLICITATION  WILL PROVIDE COPIES OF DEFINITIVE  PROXY  MATERIALS,  WITHOUT
CHARGE,   UPON   REQUEST.   REQUESTS  FOR  COPIES  SHOULD  BE  DIRECTED  TO  THE
PARTICIPANTS'  PROXY  SOLICITOR,  INNISFREE M&A  INCORPORATED,  AT ITS TOLL-FREE
NUMBER: (888) 750-5834.

THE PARTICIPANTS IN THE SOLICITATION ARE WESTERN  INVESTMENT HEDGED PARTNERS LP,
WESTERN INVESTMENT LLC, WESTERN INVESTMENT  INSTITUTIONAL  PARTNERS LLC, WESTERN
INVESTMENT ACTIVISM PARTNERS LLC, ARTHUR D. LIPSON,  MATTHEW S. CROUSE, JAMES S.
SCHALLHEIM,  D. JAMES  DARAS,  MARSHALL  W.  COBURN AND  GERALD  HELLERMAN  (THE
"PARTICIPANTS").  INFORMATION  REGARDING  THE  PARTICIPANTS  AND THEIR DIRECT OR
INDIRECT  INTERESTS IS AVAILABLE IN THEIR PRELIMINARY PROXY STATEMENT FILED WITH
THE SEC ON JUNE 30, 2006.